Supplementary Financial Statements Information - Marketable Securities (Schedule of amortized cost and estimated fair value of marketable securities) (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Investments, Debt and Equity Securities [Abstract]
Amortized Cost, Due within one year	$ 23,629	$ 18,804
Amortized Cost, Due after one through five years	52,239	72,210
Amortized Cost, Due after five through ten years	29,837	638
Amortized Cost, Total marketable securities	105,705	91,652
Fair Value, Due within one year	23,615	18,816
Fair Value, Due after one through five years	51,937	72,908
Fair Value, Due after five through ten years	29,880	668
Fair Value, Total marketable securities	$ 105,432	$ 92,392